Intangible Assets, Net	12 Months Ended
Dec. 31, 2014
Intangible Assets, Net [Abstract]
Intangible Assets, Net

7. Intangible Assets, Net

The following table summarizes the Group’s intangible assets, net:

	As of December 31,
	2013	2014	2014
	RMB	RMB	US$
Software	13,305	14,541	2,344
Operating rights for licensed games	—	10,499	1,692
Domain name	54	54	9
Total	13,359	25,094	4,045
Less: accumulated amortization	(5,440)	(10,181)	(1,641)
Net book value	7,919	14,913	2,404

Amortization expenses for the years ended December 31, 2012, 2013 and 2014 were RMB1.9 million, RMB2.8 million and RMB4.7 million (US$0.8 million), respectively. Based on the current amount of intangible assets subject to amortization, the estimated amortization expenses for each of the following five years are as follows: 2015: RMB6.7 million, 2016: RMB6.3 million, 2017: RMB1.3 million, 2018: RMB0.5 million and 2019: RMB0.1 million.